SECOND AMENDMENT AGREEMENT
This SECOND AMENDMENT AGREEMENT (this "Amendment") is made as of the 21st day of March, 2016 among:
(a)            BEL FUSE INC., a New Jersey corporation (the "Borrower");

(b)            the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c)            KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the "Administrative Agent").

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated June 19, 2014, as amended and restated as of June 30, 2014, that provides, among other things, for loans and letters of credit upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement");

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.            Amendment to Definitions in the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to delete the definition of "Insolvent Lender" therefrom and to insert in place thereof the following:

"Insolvent Lender" means a Lender, as reasonably determined by the Administrative Agent, that (a) has become or is not Solvent or is the subsidiary of a Person that has become or is not Solvent; (b) has become the subject of a proceeding under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or is a subsidiary of a Person that has become the subject of a proceeding under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; or (c) has become the subject of a Bail-In Action; provided that a Lender shall not be an Insolvent Lender solely by virtue of the ownership or acquisition or control of an equity interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any Insolvent Lender shall cease to be an Insolvent Lender when the Administrative Agent determines, in its reasonable discretion, that such Insolvent Lender is no longer an Insolvent Lender based upon the characteristics set forth in this definition.

2.            Additions to Definitions in the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

"2016 Excess Cash Flow Mandatory Prepayment" means the making by the Borrower of a Mandatory Prepayment in an aggregate amount equal to twenty-five percent (25%) of the Excess Cash Flow for the fiscal year of the Borrower ended December 31, 2015.

"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

"Bail-In Legislation" means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

"EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in subpart (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in subparts (a) or (b) of this definition and is subject to consolidated supervision with its parent.

"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

"EEA Resolution Authority" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time

"Second Amendment Effective Date" means March 21, 2016.

"Write-Down and Conversion Powers" means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

3.            Amendment to Advancing of Non Pro-Rata Revolving Loans Provisions.  Section 2.6 of the Credit Agreement is hereby amended to delete the subsection (f) therefrom and to insert in place thereof the following:

(f)            Advancing of Non Pro-Rata Revolving Loans.  Notwithstanding anything in this Agreement to the contrary, if the Borrower requests a Revolving Loan pursuant to Section 2.6(a) hereof (and all conditions precedent set forth in Section 4.1 hereof are met) at a time when one or more Revolving Lenders are Affected Lenders, the Administrative Agent shall have the option, in its sole discretion, to require (and, at the request of the Borrower, shall require) the Non-Affected Lenders to honor such request by making a non pro-rata Revolving Loan to the Borrower in an amount equal to (i) the amount requested by the Borrower, minus (ii) the portions of such Revolving Loan that should have been made by such Affected Lenders.  For purposes of such Revolving Loans, the Revolving Lenders that are making such Revolving Loan shall do so in an amount equal to their Applicable Commitment Percentages of the amount requested by the Borrower.  For the avoidance of doubt, in no event shall the aggregate outstanding principal amount of Loans made by a Lender (other than Swing Loans made by the Swing Line Lender), when combined with such Lender's pro rata share, if any, of the Letter of Credit Exposure and the Swing Line Exposure, be in excess of the Maximum Amount for such Lender.

4.            Amendment to Right to Prepay Provisions.  Section 2.8(a)(i) of the Credit Agreement is hereby amended to delete the last sentence therefrom and to insert in place thereof the following:

Each voluntary prepayment of the Term Loan A, the DDTL Loan or any Additional Term Loan Facility shall be applied pro rata (based on the original scheduled payment amounts) to the remaining principal installments thereof.

5.            Amendment to Excess Cash Flow Mandatory Prepayment Provisions.   Section 2.12(c)(i) of the Agreement is hereby amended to add the following at the end thereof:

Notwithstanding anything herein to the contrary, with respect to the Mandatory Prepayment required to be made in 2016 based on the Excess Cash Flow of the Borrower, the Borrower shall make the 2016 Excess Cash Flow Mandatory Prepayment and such payment shall be made on or before March 31, 2016.

6.            Amendment to Mandatory Payments Generally Provisions.  Section 2.12(e) of the Credit Agreement is hereby amended to delete the last sentence therefrom and to insert in place thereof the following:

Each Mandatory Prepayment made with respect to the Term Loan A, the DDTL Loan and the Additional Term Loan Facility (if any), shall be applied pro rata to the remaining principal installments thereof; provided that, with respect to any payments of the 2016 Excess Cash Flow Mandatory Prepayment, such payments shall be applied equally to the next eight consecutive quarterly principal amortization payments of the Term Loan A and the DDTL Loan.

7.            Amendment to Financial Covenants.  Section 5.7 of the Credit Agreement is hereby amended to delete subsection (a) therefrom and to insert in place thereof the following:

(a)            Leverage Ratio.  The Borrower shall not suffer or permit at any time the Leverage Ratio to exceed (i) 3.50 to 1.00 on the Second Amendment Effective Date through June 29, 2017, (iii) 3.25 to 1.00 on June 30, 2017 through September 29, 2017, and (iv) 3.00 to 1.00 on September 30, 2017 and thereafter; provided that, if, at any time, the Borrower receives net proceeds in an amount greater than or equal to Fifty Million Dollars ($50,000,000) in connection with an equity offering, the Leverage Ratio covenant set forth in this Section 5.7(a) shall automatically step-down to (and remain at) 3.00 to 1.00.

8.            Addition to Miscellaneous Provisions.  Article XI of the Credit Agreement is hereby amended to add the following new Section 11.22 at the end thereof:

Section 11.22.  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)            the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)            the effects of any Bail-in Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)            a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)            the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

9.            Closing Deliveries.  Concurrently with the execution of this Amendment, the Borrower shall:

(a)            execute and deliver to the Administrative Agent, for its sole benefit, the Second Amendment Administrative Agent Fee Letter, and pay to the Administrative Agent the fees stated therein;

(b)            the Borrower shall have paid an amendment fee to the Administrative Agent, for the pro-rata benefit of the Lenders executing this Amendment (the "Approving Lenders"), in an amount equal to twenty-five (25.00) basis points multiplied by the sum of (i) the aggregate Revolving Credit Commitments of the Approving Lenders, (ii) the outstanding principal balance of the Term Loan A held by the Approving Lenders, and (iii) the outstanding principal balance of the DDTL Loan held by the Approving Lenders;

(c)            cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(d)            pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

10.            Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the Second Amendment Effective Date as if made on the Second Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower's obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

11.            Waiver and Release.  The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

12.            References to Credit Agreement and Ratification.  Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby.  Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

13.            Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

14.            Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

15.            Severability.  Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

16.            Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

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11953641.8

JURY TRIAL WAIVER.  THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

BEL FUSE INC. By: /s/ Colin Dunn Colin Dunn Vice President of Finance
KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender By: /s/ David A. Wild David A. Wild Senior Vice President
Signature Page 1 of 10 to Second Amendment Agreement

M&T BANK By: /s/ Vito M. Ferrone Name: Vito M. Ferrone Title: Vice President
Signature Page 2 of 10 to Second Amendment Agreement

PNC BANK, NATIONAL ASSOCIATION By: /s/ S. Landgraf Name: S. Landgraf Title: Senior Vice President
Signature Page 3 of 10 to Second Amendment Agreement

U.S. BANK NATIONAL ASSOCIATION By: /s/ Brian Seipke Name: Brian Seipke Title: Vice President
Signature Page 4 of 10 to Second Amendment Agreement

HSBC BANK USA, NATIONAL ASSOCIATION By: /s/ John Yoler Name: John Yoler Title: Senior Vice President
Signature Page 5 of 10 to Second Amendment Agreement

SANTANDER BANK, N.A. By: /s/ Constantine Krikos Name: Constantine Krikos Title: Senior Vice President
Signature Page 6 of 10 to Second Amendment Agreement

COMPASS BANK By: /s/ Michael Coulter Name: Michael Coulter Title: Senior Vice President
Signature Page 7 of 10 to Second Amendment Agreement

CAPITAL ONE, NATIONAL ASSOCIATION By: /s/ Nancy McIver Name: Nancy McIver Title: Senior Vice President
Signature Page 8 of 10 to Second Amendment Agreement

TD BANK, N.A. By: /s/ James E. Vogel Name: James E. Vogel Title: Senior Vice President
Signature Page 9 of 10 to Second Amendment Agreement

JPMORGAN CHASE BANK, N.A. By: /s/ Paul Bourghol Name: Paul Bourghol Title: Authorized Officer
Signature Page 10 of 10 to Second Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of March 21, 2016.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

ARRAY CONNECTOR CORPORATION
BEL CONNECTOR INC.
BEL POWER INC.
BEL POWER SOLUTIONS INC.
BEL TRANSFORMER INC.
BEL WORKSOP LLC
BEL VENTURES INC.
CINCH CONNECTORS, INC.
CONNECTOR OWNERSHIP LLC
PAI CAPITAL LLC
CINCH CONNECTIVITY SOLUTIONS INC.
STRATOS INTERNATIONAL, LLC
STRATOS LIGHTWAVE LLC
STRATOS LIGHTWAVE-FLORIDA LLC
TROMPETER ELECTRONICS, INC.

By: /s/ Colin Dunn
Colin Dunn
Treasurer and Secretary

Signature Page to Guarantor Acknowledgment and Agreement